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                                                                EXHIBIT 11

            CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

  We consent to the references made to our firm under the caption "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information and to the use, in this Post-Effective Amendment Number 19 to Registration Statement (Form N-1A, Number 2-68290) of Hilliard-Lyons Government Fund, Inc., of our report dated September 12, 1997.

                                          /s/ Ernst & Young LLP

Louisville, Kentucky

December 29, 1997